Leases (Details) - USD ($) $ in Thousands		12 Months Ended
	May 10, 2022	Dec. 31, 2022	Dec. 31, 2021
Leases [Abstract]
Extend the lease period	3 years	2 years
Operating lease right	$ 69	$ 1,534
Operating lease liability increased	72	1,493
Foreign currency exchange loss	24	28
Operating income	$ 21	$ 69
Operating lease agreements options to extend, description		the Company’s assessment for the remaining lease term range between 0.9 years to 5.3 years, including options to extend part of the lease agreements for an additional 2 years and up to 5 years.
Measurement of operating lease liabilities		$ 730	$ 1,125